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                    U. S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): April 20, 1999


                                 MODACAD, INC.
--------------------------------------------------------------------------------
        (Exact name of registrant as specified in its charter)


          California                    33-31166                 95-4145930
-------------------------------     ----------------    ------------------------
(State or other jurisdiction of        (Commission             (IRS Employer
incorporation or organization)          File Number)         Identification No.)



    3861 Sepulveda Blvd., Culver City                            90230
----------------------------------------                ------------------------
(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code            (310) 751-2100
                                                        ------------------------

                               Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

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                                                                   4





Item 4.  Changes in Registrant's Certifying Accountant

         (a)   Previous independent accountants

               (i) On April 19, 1999, ModaCAD, Inc. ("ModaCAD") dismissed Singer Lewak Greenbaum & Goldstein LLP ("SLGG") as its independent accountants.

               (ii) The reports of SLGG on the  financial  statements of ModaCAD for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

               (iii)ModaCAD's Audit  Committee  participated in and approved the decision to change independent accountants.

               (iv) In connection with its audits for the two most recent fiscal years and through April 19, 1999, there have been no disagreements with SLGG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of SLGG would have caused it to make reference thereto in its report on the financial statements for such years.

               (v) During the two most recent fiscal years and through April 19, 1999, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)) ("Reportable Events").

               (vi) ModaCAD  has  provided  SLGG with a copy of the  disclosures herein and has requested that SLGG furnish it with a letter addressed to the Securities and Exchange Commission ("SEC") stating whether or not it agrees with such disclosures. A copy of such letter, dated April 20, 1999, is filed as
                    Exhibit 16 to this Form 8-K.

         (b)   New independent accountants

               (i) ModaCAD engaged Ernst & Young LLP as its new independent accountants as of April 19, 1999. During the two most recent fiscal years and through April 19, 1999, neither ModaCAD nor any agent acting on ModaCAD's behalf has consulted with Ernst and Young LLP on any matter that was either the subject of a disagreement (as defined in paragraph 304(a)(1)(iv) of Regulation S-K) or a Reportable Event. Ernst & Young LLP has been provided with a copy of the disclosures herein, has been requested to review such disclosures and has been provided with the opportunity to furnish ModaCAD with a letter addressed to the SEC containing any new information, clarification or discussion on the respects in which Ernst & Young LLP does not agree with the statements made herein.



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tem 7.   Financial Statements and Exhibits

         (a)   Financial statements

               Not applicable

         (b)   Pro forma financial information

               Not applicable

         (c)   Exhibit

               16. Letter from Singer Lewak Greenbaum & Goldstein LLP to the SEC



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                                   Exhibit 16


April 20, 1999



Securities and Exchange Commission
Washington, D.C. 20549


Re: ModaCAD, Inc.
    File No. 95-4145930


Dear Sir or Madam:


We have read Item 4 of the Form 8-K of ModaCAD, Inc. dated April 20, 1999, and agree with the statements contained therein.

Very truly yours,


SINGER LEWAK GREENBAUM & GOLDSTEIN LLP



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                ModaCAD, INC.


Date: April 20, 1999                            By:   /s/  LEE FREEDMAN
                                                     Lee Freedman
                                                     Vice President, Finance and
                                                     Chief Financial Officer


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